UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 6, 2006

Balchem Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-13648	13-257-8432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 600, New Hampton, NY 10958
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition of Assets

On February 8, 2006, Balchem Corporation (“Balchem”), through its wholly owned subsidiary Balchem Minerals Corporation (“BMC”), completed its acquisition of all of the outstanding capital stock of Chelated Minerals Corporation (“CMC”), a privately held, Utah corporation for a purchase price of $17,350,000, subject to adjustment based upon CMC’s actual working capital and other adjustments (the “Acquisition”). The Acquisition was previously announced on November 7, 2005.

CMC is a global leader in nutrient delivery technology for the animal health industry through its proprietary chelation process. These products will complement Balchem's current Animal Nutrition and Health product line.

On February 6, 2006, Balchem and Bank of America, N.A. (the “Bank”) entered into a Loan Agreement (the “Loan Agreement”) providing for a term loan of $10 million (the “Term Loan”), the proceeds of which were used to fund the Acquisition, in part. The remaining balance of the purchase price of the Acquisition was funded through Balchem’s cash on hand. The Term Loan is payable in equal monthly installments of principal, together with accrued interest, and has a maturity date of March 1, 2009. The Term Loan is subject to a monthly interest rate equal to Libor plus one hundred basis points. The Loan Agreement also provides for a short-term revolving credit facility of $3 million (the “Revolving Facility”). No amounts have been drawn on the Revolving Facility as of the date hereof.

BMC and BCP Ingredients, Inc. a wholly owed subsidiary of Balchem are each guarantors of Balchem’s obligations under the Loan Agreement. For further information with regard to the Loan Agreement and the agreements and instruments related thereto, reference is made to Exhibits 10.1 through 10.6 hereto.

The description of the agreements and instruments discussed, as well as the Acquisition, above are qualified in their entirety by reference to such agreements and instruments which are attached as exhibits hereto.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements required to be filed pursuant to Item 9.01(a) of Form 8-K will be filed by amendment as soon as practicable, but in no event later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K will be filed by amendment as soon as practicable, but in no event later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit 10.1
Stock Purchase Agreement dated November 2, 2005, by and between Balchem Minerals Corporation and Chelated Minerals Corporation (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company, dated November 7, 2005).

Exhibit 10.2	Amended and Restated Loan Agreement dated February 6, 2006 by and between Bank of America, N.A. and Balchem Corporation;

Exhibit 10.3	Promissory Note dated February 6, 2006 from Balchem Corporation to Bank of America, N.A.;

Exhibit 10.4	Amended and Restated Promissory Note (Revolving Line of Credit) dated February 6, 2006 from Balchem Corporation to Bank of America, N.A.

Exhibit 10.5	Amended and Restated Guaranty dated February 6, 2006 from BCP Ingredients, Inc. to Bank of America, N.A.;

Exhibit 10.6	Guaranty dated February 6, 2006 from Balchem Minerals Corporation to Bank of America, N.A.

Exhibit 99.1	Press Release of Balchem Corporation dated February 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION

By:/s/ Dino A. Rossi
Dino A. Rossi, President &
Chief Executive Officer

Dated: February 9, 2006

Exhibit Index

Exhibit Number	Description

10.1
Stock Purchase Agreement dated November 2, 2005, by and between Balchem Minerals Corporation and Chelated Minerals Corporation (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company, dated November 7, 2005).

10.2	Amended and Restated Loan Agreement dated February 6, 2006 by and between Bank of America, N.A. and Balchem Corporation;

10.3	Promissory Note dated February 6, 2006 from Balchem Corporation to Bank of America, N.A.;

10.4	Amended and Restated Promissory Note (Revolving Line of Credit) dated February 6, 2006 from Balchem Corporation to Bank of America, N.A.

10.5	Amended and Restated Guaranty dated February 6, 2006 from BCP Ingredients, Inc. to Bank of America, N.A.;

10.6	Guaranty dated February 6, 2006 from Balchem Minerals Corporation to Bank of America, N.A.

99.1	Press Release of Balchem Corporation dated February 9, 2006.